Exhibit 99.1

Alkami Announces First Quarter 2026 Financial Results
Announces $100 Million Share Repurchase Program

PLANO, Texas, April 29, 2026 (PRNewswire) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami” or “the Company”), a leading cloud-based digital banking solutions provider for financial institutions (FIs) in the U.S., today announced results for its first quarter ending March 31, 2026.

First Quarter 2026 Financial Highlights

•GAAP total revenue of $126.1, an increase of 28.9% compared to the year-ago quarter;
•GAAP gross margin of 58.6%, compared to 59.0% in the year-ago quarter;
•Non-GAAP gross margin of 64.4%, compared to 64.3% in the year-ago quarter;
•GAAP net loss of $(10.0) million, compared to $(7.8) million in the year-ago quarter; and
•Adjusted EBITDA of $22.3 million, compared to $12.1 million in the year-ago quarter.

Comments on the News

Alex Shootman, Chief Executive Officer, said, "In the first quarter, we delivered strong financial and operating performance, with revenue growth of 29% and Adjusted EBITDA of over $22 million. We also continued to expand our client portfolio, signing 6 new digital banking logos and 14 new MANTL logos."

Shootman added, "We continued our momentum with our Digital Sales & Service Platform offering as financial institutions continue to seek modern solutions that integrate onboarding, digital banking and high-ROI marketing and analytics solutions. Half of our new logos in the first quarter are DSSP clients. We believe Alkami provides the most effective digital sales and service experience in the industry, and we are continuing to deliver innovation that will drive digital transformation for years to come."

Cassandra Hudson, Chief Financial Officer, said, "In the last 12 months, we added 2.5 million registered users to our digital banking platform, ending the quarter with 23.0 million digital banking users. We exited the first quarter with annual recurring revenue of $493.6 million, up 22% compared to the year-ago quarter and revenue per registered user of $21.46, up 9% compared to the year-ago quarter. Our first quarter adjusted EBITDA margin of 17.7% was above expectations, demonstrating the strength and scalability of our financial model."

Share Repurchase Program

Today Alkami is announcing its Board of Directors has authorized a share repurchase program in which the Company may purchase up to $100 million of its common stock in the open market or in privately negotiated transactions. The Company’s capital allocation strategy focuses on driving growth through acquisitions, deleveraging the balance sheet and now, enhancing shareholder value through opportunistic share repurchases..

2026 Financial Outlook

The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its second quarter ending June 30, 2026 of:
•GAAP total revenue in the range of $128.0 million to $129.0 million;
•Adjusted EBITDA in the range of $17.9 million to $18.7 million.

Alkami is providing guidance for its fiscal year ending December 31, 2026 of:
•GAAP total revenue in the range of $527.1 million to $530.9 million;
•Adjusted EBITDA in the range of $94.9 million to $97.9 million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785, using passcode 11581. The webcast replay will be available on the Alkami investor relations website.

About Alkami
Alkami provides a digital sales and service platform for U.S. banks and credit unions. Our unified Platform integrates onboarding, digital banking, and data and marketing—each solution can stand alone, but together they deliver more—to help institutions onboard, engage, and grow relationships. As the future shifts toward Anticipatory Banking, we help data-informed bankers meet the moment with technology that drives action.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding (1) stock-based compensation expense (2) acquisition-related expenses (3) loss on impairment of intangible assets and (4) stockholder matters related expenses. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Income Before Income Taxes” as loss before income taxes, plus (1) amortization, (2) stock-based compensation expense, (3) acquisition-related expenses, (4) loss on impairment of intangible assets, and (5) stockholder matters related expenses. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision for (benefit from) income taxes, (2) interest expense (income), net, (3) depreciation and amortization (4) stock-based compensation expense, (5) acquisition-related expenses, (6) loss on impairment of intangible assets, and (7) stockholder matters related expenses. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

The company defines “Free Cash Flow” as net cash used in operating activities less (1) purchase of property and equipment and (2) capitalized software development costs. The company believes free cash flow provided investors and other users useful information in evaluating the Company's liquidity and it provides an indication of the long-term cash generating ability of the business.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform and has access as of the last day of the reporting period presented. We exclude individuals or businesses that solely use the products and services of our acquisitions. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for (benefit from) income taxes, stock-based compensation expense, acquisition-related expenses, and stockholder matters related expenses, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	March 31,	December 31,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$40,412	$63,457
Marketable securities	37,234	35,635
Accounts receivable, net	51,435	51,494
Deferred costs, current	16,385	15,894
Prepaid expenses and other current assets	24,070	20,736
Total current assets	169,536	187,216
Property and equipment, net	27,888	26,652
Right-of-use assets	17,774	13,462
Deferred costs, net of current portion	48,224	47,430
Intangibles, net	152,323	158,943
Goodwill	403,404	403,404
Other assets	10,190	10,120
Total assets	$829,339	$847,227
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$4,039	$5,842
Accrued liabilities	33,539	47,359
Deferred revenues, current portion	34,004	34,770
Lease liabilities, current portion	2,178	1,576
Total current liabilities	73,760	89,547
Deferred revenues, net of current portion	25,815	25,800
Deferred income taxes	2,835	2,625
Convertible senior notes, net	336,706	336,230
Revolving loan	—	15,000
Lease liabilities, net of current portion	19,327	15,739
Other non-current liabilities	242	237
Total liabilities	458,685	485,178
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of March 31, 2026 and December 31, 2025	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 107,019,174 and 106,101,875 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	107	106
Additional paid-in capital	904,363	885,796
Accumulated deficit	(533,816)	(523,853)
Total stockholders’ equity	370,654	362,049
Total liabilities and stockholders' equity	$829,339	$847,227

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended March 31,
	2026	2025
Revenues	$126,138	$97,835
Cost of revenues(1)	52,269	40,075
Gross profit	73,869	57,760
Operating expenses:
Research and development	31,000	26,885
Sales and marketing	19,955	17,899
General and administrative	26,912	27,804
Amortization of acquired intangibles	1,707	568
Total operating expenses	79,574	73,156
Loss from operations	(5,705)	(15,396)
Non-operating income (expense):
Interest income	762	1,096
Interest expense	(2,267)	(801)
Loss before income taxes	(7,210)	(15,101)
Provision for (benefit from) income taxes	2,753	(7,285)
Net loss	$(9,963)	$(7,816)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.09)	$(0.08)
Weighted-average number of shares of common stock outstanding:
Basic and diluted	106,387,125	102,430,673

(1) Includes amortization of acquired technology of $4.9 million and $1.9 million for the three months ended March 31, 2026 and 2025, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Three months ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(9,963)	$(7,816)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	8,124	3,430
Accrued interest on marketable securities, net	46	(279)
Stock-based compensation expense	17,310	16,093
Amortization of discount and debt issuance costs	548	192
Loss on impairment of intangible assets	—	1,655
Deferred taxes	210	(8,312)
Changes in operating assets and liabilities:
Accounts receivable	59	(6,572)
Prepaid expenses and other assets	(3,639)	(5,416)
Accounts payable and accrued liabilities	(15,740)	(2,002)
Deferred costs	(1,004)	(158)
Deferred revenues	(751)	3,521
Net cash used in operating activities	(4,800)	(5,664)
Cash flows from investing activities:
Purchase of marketable securities	(17,595)	(21,883)
Proceeds from sales, maturities, and redemptions of marketable securities	15,950	9,900
Purchases of property and equipment	(387)	(485)
Capitalized software development costs	(2,187)	(1,446)
Acquisition of business, net of cash acquired	—	(375,499)
Net cash used in investing activities	(4,219)	(389,413)
Cash flows from financing activities:
Payments on revolving loan	(15,000)	—
Debt issuance costs paid	—	(779)
Proceeds from issuance of convertible senior notes	—	335,513
Proceeds from borrowing under revolving loan	—	60,000
Purchase of capped calls	—	(33,879)
Proceeds from stock option exercises	974	1,523
Net cash (used in) provided by financing activities	(14,026)	362,378
Net decrease in cash and cash equivalents	(23,045)	(32,699)
Cash and cash equivalents, beginning of period	63,457	94,359
Cash and cash equivalents, end of period	$40,412	$61,660

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended
	March 31,
	2026	2025
GAAP total revenues	$126,138	$97,835

	March 31,
	2026	2025
Annual Recurring Revenue (ARR)	$493,573	$403,885
Registered Users	23,001	20,461
Revenue per Registered User (RPU)	$21.46	$19.74

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP cost of revenues	$52,269	$40,075
Amortization	(5,932)	(2,498)
Stock-based compensation expense	(1,430)	(2,636)
Non-GAAP cost of revenues	$44,907	$34,941

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP gross margin	58.6%	59.0%
Amortization	4.7%	2.6%
Stock-based compensation expense	1.1%	2.7%
Non-GAAP gross margin	64.4%	64.3%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP research and development expense	$31,000	$26,885
Stock-based compensation expense	(5,245)	(5,434)
Non-GAAP research and development expense	$25,755	$21,451

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP sales and marketing expense	$19,955	$17,899
Stock-based compensation expense	(2,958)	(2,847)
Non-GAAP sales and marketing expense	$16,997	$15,052

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP general and administrative expense	$26,912	$27,804
Stock-based compensation expense	(7,677)	(9,085)
Acquisition-related expenses	(390)	(2,378)
Loss on impairment of intangible assets	—	(1,655)
Stockholder matters related expenses	(2,223)	—
Non-GAAP general and administrative expense	$16,622	$14,686

Non-GAAP Income Before Income Taxes
Set forth below is a presentation of the company’s “Non-GAAP Income Before Income Taxes.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP loss before income taxes	$(7,210)	$(15,101)
Amortization	7,698	3,066
Stock-based compensation expense	17,310	20,002
Acquisition-related expenses	390	2,378
Loss on impairment of intangible assets	—	1,655
Stockholder matters related expenses	2,223	—
Non-GAAP income before income taxes	$20,411	$12,000

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
GAAP net loss	$(9,963)	$(7,816)
Provision for (benefit from) income tax	2,753	(7,285)
Interest expense (income), net	1,505	(295)
Depreciation and amortization	8,124	3,430
Stock-based compensation expense	17,310	20,002
Acquisition-related expenses	390	2,378
Loss on impairment of intangible assets	—	1,655
Stockholder matters related expenses	2,223	—
Adjusted EBITDA	$22,342	$12,069

Free Cash Flow
Set forth below is a presentation of the company’s “Free Cash Flow.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2026	2025
Net cash used in operating activities	$(4,800)	$(5,664)
Purchases of property and equipment	(387)	(485)
Capitalized software development costs	(2,187)	(1,446)
Free cash flow	$(7,374)	$(7,595)

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com